EXHIBIT 99.3

Shea Devlopment Corp

Pro Forma Condensed Consolidated Balance Sheet

	Shea Development Corp. March 31, 2007	Riptide Software, Inc. March 31, 2007 (1)	Pro Forma Acquisition Adjustments		Bravera, Inc. March 31, 2007 (6)	Pro Forma Acquisition Adjustments		Pro Forma Financing Adjustments		Pro Forma Combined March 31, 2007
ASSETS

CURRENT ASSETS
Cash	$1,467,555	$229,398	$—		$2,200	$		$1,000,000	(20)	$6,209,153
								3,510,000	(26)
Restricted cash								1,000,000	(27)	1,000,000
Accounts receivable, net of allowance for doubtful accounts of $40,000 (Shea) and $444,935 (Bravera) at March 31, 2007	446,036	3,041,686			546,221					4,033,943
Inventory	914,053	—			—					914,053
Prepaid expenses	14,758	5,602			25,452					45,812
Refundable income taxes		33,750			—					33,750
Deferred tax assets										—
Total Current Assets	2,842,402	3,310,437	—		573,873	—		5,510,000		12,236,712

Property and equipment, net of accumulated depreciation of $277,551 (Shea), $227,158 (Riptide), $219,215 (Bravera)	203,279	265,033			252,659					720,971
Intangibles assets, net of accumulated amortization	2,117,008	—	11,138,305	(2)	999	4,962,290	(7)			17,413,573
			(556,915	)(12)		(248,115	)(15)

Other assets	100,138	3,927			—					104,065
TOTAL ASSETS	$5,262,827	$3,579,397	$10,581,390		$827,531	$4,714,176		$5,510,000		$30,475,320

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
Current maturities of note payable	$435,858	$—	$—		$667,767	$(635,539	)(8)	$		$468,086
Current maturities of capital lease obligations	9,186	—	—		—	—				9,186
Accounts payable and accrued liabilities	997,416	905,030	225,625	(13)	776,122	45,938	(16)	52,743	(25)	5,555,874
			1,343,000	(18)		1,210,000	(19)
Income taxes payable	—	139,672	—		—	—				139,672
Deferred revenue	757,400	—	—		383,067	—				1,140,467
Deferred income taxes, current portion	—	364,000	—		220,632	—		—		584,632
Total current liabilities	2,199,860	1,408,702	1,568,625		2,047,588	620,398		52,743		7,897,917

DEFERRED INCOME TAXES, long-term portion		466,000			—					466,000
LONG-TERM NOTES PAYABLE, less current maturities	733,692	—	9,000,000	(3)	17,772	1,500,000	(9)	1,722,222	(24)	6,564,811
								(722,222	)(21)
								(6,398,750	)(22)

								712,097	(23)
NON-CURRENT CAPITAL LEASE OBLIGATION	38,138	—			—					38,138

COMMITMENTS AND CONTINGENCIES
Preferred dividends payable in shares of common stock	17,797	—			—			71,750	(29)	89,547
Preferred dividends payable in cash								51,750	(29)	51,750

STOCKHOLDERS' EQUITY
Series A 8% Convertible Cumulative Preferred stock; $0.001 par value; 20,000,000 shares authorized; 2,800,000 shares issued and outstanding at March 31, 2007	2,800	—			—			1,000	(28)	3,800
Series B 9% Convertible Cumulative Preferred stock; $0.001 par value;								4,600	(28)	4,600
Common Stock; $.001 par value; 800,000,000 shares authorized, 24,345,000 shares issued and outstanding at March 31, 2007	24,145	760	(760	)(4)	2	(2	)(10)			45,242
			5,000	(5)		3,300	(11)	12,797	(22)
Additional paid-in-capital	9,343,952	367,790	(367,790	)(4)	—					24,252,505
			2,495,000	(5)		1,646,700	(11)	6,385,953	(22)
								4,504,400	(28)
								(123,500	)(29)
Retained earnings (accumulated deficit)	(7,097,557)	1,336,145	(1,336,145	)(4)	(1,237,831)	1,237,831	(10)			(8,938,990)
			(782,540	)(14)		(294,052	)(17)	764,840	(30)

Total Stockholders' equity	2,273,340	1,704,695	12,765		(1,237,829)	2,593,777		10,020,410		15,367,157

TOTAL LIABILITIEAS AND STOCKHOLDERS' EQUITY	$5,262,827	$3,579,397	$10,581,390		$827,531	$4,714,176		$5,510,000		$30,475,320

(1)	Represents the balance sheet of Riptide Software, Inc. as of March 31, 2007. Certain accounts have been reclassified to conform to the current presentation
(2)	To reflect estimated goodwill and other intangibles associated with the acquisition of Riptide Software, Inc.
(3)

To reflect the $4 million of the $7,222,222 senior notes ("Senior Notes") obtained to acquire Riptide Software, Inc. and the $5 million subordinated convertible note payable due to Riptide Software, Inc. shareholders.

(4)	To eliminate Riptide Software Inc.'s historical stockholders' equity.
(5)	To reflect the 5,000,000 shares of Shea common shares issued to purchase Riptide Software, Inc. assuming a per share price of $.50.
(6)	Represents the balance sheet of Bravera, Inc. as of March 31, 2007. Certain accounts have been reclassified to conform to our presentation
(7)	To reflect estimated goodwill and other intangibles associated with the acquisition of Bravera, Inc.
(8)	To eliminate notes payable that will not be transferred to Shea Development Corp.
(9)	To reflect the $1.5 million of the Senior Notes obtained to acquire Bravera, Inc.
(10)	To eliminate Bravera Inc.'s historical stockholders' equity.
(11)	To reflect the 3,300,000 shares of Shea common shares issued to purchase Bravera, Inc. assuming a per share price of $.50.
(12)	To reflect estimated accumulated amortization associated with the other intangibles associated with the acquisition of Riptide Software, Inc. assuming an average five year life.
(13)	To reflect accrued interest associated with the $4 million loan obtained to acquire Riptide Software, Inc. and the $5 million subordinated convertible note payable due to Riptide Software, Inc.
(14)	To reflect the effect on earnings for the amortization of intangibles and the interest on the notes payable associated with the acquisition of Riptide Software, Inc.
(15)	To reflect estimated accumulated amortization associated with the other intangibles associated with the acquisition of Bravera, Inc. assuming an average five year life.
(16)	To reflect accrued interest associated with the $1.5 million loan obtained to acquire Bravera, Inc.
(17)	To reflect the effect on earnings for the amortization of intangibles and the interest on the note payable associated with the acquisition of Bravera, Inc.
(18)	To reflect estimated transaction fees associated with the acquisition of Riptide Software, Inc.
(19)	To reflect estimated transaction fees associated with the acquisition of Bravera Software, Inc.
(20)	To reflect proceeds from the Senior Notes that was not used to purchase Riptide Software, Inc. and Bravera, Inc.
(21)	To reflect the discount on the Senior Notes to be amortized over the term of the note.
(22)	To reflect the 12,797,500 shares of Shea common shares issued to obtain the Senior Note.
(23)	To reflect the estimated quarterly amortization of (21), (22) and (28).
(24)	To refect to remaining portion of the Senior Notes not used to purchase Riptide Software, Inc. and Bravera, Inc.
(25)	To reflect accrued interest associated with the remaining portion of the Senior Notes in (24) above.
(26)

To reflect net proceeds for the issuance of 4,600,000 shares of Convertible Series B Preferred Stock and 1,000,000 Series A Preferred Stock. The gross proceeds were reduced by estimated transaction fees of $1,090,000 and restricted cash of $1,000,000.

(27)

To reflect restricted cash obtained from the issuance of the Convertible Series B Preferred Stock. This cash must be used to acquire a company that Shea is currently in discussions. If this transaction is not completed by September 30, 2007, the money must be returned to the investors.

(28)	To reflect for the issuance of 4,600,000 shares of Convertible Series B Preferred Stock and 1,000,000 Series A Preferred Stock.
(29)	To reflect the dividends on the 4,600,000 shares of Convertible Series B Preferred Stock and 1,000,000 Series A Preferred Stock.
(30)	To reflect the effect on earnings on the interest associated with the Senior Notes not previously accounted for with Riptide Software, Inc. and Bravera, Inc.

Shea Development Corp.

Pro Forma Condensed Consolidated Statements of Operations

	Three Months ended March 31, 2007
	Shea Development Corp.	Riptide Software, Inc. (1)	Bravera, Inc. (2)	Pro Forma Acquisition and Financing Adjustments		Pro Forma Combined
Revenue
Professional services fees	$226,731	$3,141,467	$555,427	$—		$3,923,625
Software license fees	150,000	—				150,000
Customer support contract services fees	256,407	—	184,878	—		441,285
Total Revenue	633,138	3,141,467	740,305	—		4,514,910

Cost of revenue
Professional and customer support services cost	167,423	1,778,653	503,407			2,449,484
Hardware cost of sales	—	—	—	—
Total cost of revenue	167,423	1,778,653	503,407	—		2,449,484
Gross profit margin	465,715	1,362,814	236,898	—		2,065,427

Operating Expenses
Selling , general and administrative expenses	1,850,239	925,811	631,954			3,408,004
Product development expense	578,330	—	81,320			659,650
Depreciation and amortization	11,055	28,333	16,356			55,744
Amortization of intangible assets	242,900	—	—	805,030	(3)	1,047,930
Total operating expenses	2,682,524	954,144	729,630	805,030		5,171,328
Operating income (loss)	(2,216,809)	408,670	(492,732)	(805,030)		(3,105,901)

Interest income	628	2,130	—			2,758
Interest expense	(37,319)	—	(8,216)	(1,036,403	)(4)	(1,081,938)
Other income (expense)	—	—	—	—		—
Income (loss) before income taxes	(2,253,500)	410,800	(500,948)	(1,841,433)		(4,185,081)
(Provision for) benefit from income taxes	—	(139,672)				(139,672)
Net income (loss)	(2,253,500)	271,128	(500,948)	(1,841,433)		(4,324,753)
Less preferred stock dividends	(17,797)	—		(123,500)		(141,297)

Net income (loss) applicable to common stockholders’	$(2,271,297)	$271,128	$(500,948)	$(1,964,933)		$(4,466,050)

Basic loss per share	$(0.10)					$(0.09)

Basic weighted average of common shares outstanding	21,827,915			28,324,676	(5)	50,152,591

(1)	Represents the income statement of Riptide Software, Inc. as of March 31, 2007. Certain accounts have been reclassified to conform to our presentation.
(2)	Represents the income statement of Bravera, Inc. as of March 31, 2007. Certain accounts have been reclassified to conform to our presentation.
(3)	The estimated amortization associated with the other intangibles associated with the acquisition of Riptide Software, Inc. and Bravera, Inc. assuming an average five year life.
(4)	The estimated interest associated with the Senior Notes and the $5 million subordinated convertible note payable due to Riptide Software, Inc. shareholders.
(5)	To reflect the additional shares issued associated with the acquisitions and financing.